Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	542,215	75.9%	$3,954	$9.80	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,570	6.90	Walmart Supercenter	Burke's Outlet	-
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	86.1%	1,326	12.88	-	Gymnasium Academy, LA Fitness, Sears Outlet	XL Health Club
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	1,998	12.08	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
5	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	153,721	96.3%	2,390	16.71	SuperTarget*, Walmart Supercenter*	Marshalls, Petco	-
6	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	98.5%	3,609	15.53	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
7	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	96.4%	2,389	20.25	Trader Joe's*	24 Hour Fitness, CVS, Michaels	-
8	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	98.0%	1,264	19.09	Stater Bros.	-	-
9	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	127,267	70.8%	1,980	21.99	-	Big Lots, Chuze Fitness	-
10	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,930	20.05	Trader Joe's	Forever 21, World Market	-
11	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	98.8%	1,465	15.04	Vons (Albertsons)	Chuze Fitness	-
12	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	96.6%	2,758	22.58	Major Market, Trader Joe's	Rite Aid	-
13	Arbor - Broadway Faire (3)	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,872	15.08	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
14	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,224	13.35	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
15	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	79.9%	1,100	16.01	Grocery Outlet	Sears Outlet	In Shape Fitness
16	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	99.6%	5,781	20.97	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
17	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,070	17.45	Barons Market	Crunch Fitness, Dollar Tree	-
18	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,176	10.73	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
19	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,783	33.91	-	Kohl's, Party City	Walmart
20	Rose Pavilion (4)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	97.4%	8,180	25.57	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More	-
21	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.8%	5,888	23.26	-	Marshalls, Michaels	-
22	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	95.8%	4,758	29.21	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
23	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	98.2%	750	17.19	Stater Bros.	-	-
24	Village at Mira Mesa (4)	San Diego	CA	San Diego-Carlsbad, CA	2019	422,520	99.4%	9,636	23.76	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
25	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,828	23.23	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
26	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	99.7%	3,049	28.02	Trader Joe's	Big Lots, Petco, Rite Aid	-
27	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,543	23.82	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
28	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	95.9%	1,922	10.72	Vons (Albertsons)	Ace Hardware, Big Lots	-
29	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	91.8%	2,904	21.55	Stater Bros.	Rite Aid, Stein Mart	-
30	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,035	19.46	Ralphs (Kroger)	-	-
31	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	90.8%	1,776	19.49	Sprouts Farmers Market	-	-
32	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	86.6%	8,497	19.18	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
33	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	750	7.88	King Soopers (Kroger)	Arc	-
34	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	472,518	100.0%	7,121	15.07	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
35	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,749	10.14	King Soopers (Kroger)	Cinema Latino, Gen-X	-
36	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	91.2%	1,627	14.73	-	Chuze Fitness	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,692	97.3%	4,383	16.17	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Party City, Stickley Furniture, T.J.Maxx, Ulta	-
38	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	66.9%	3,291	17.39	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	92.4%	2,541	25.85	Whole Foods Market	Petco	-
40	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	95.9%	2,394	12.91	Super Stop & Shop (Ahold)	Kohl's	Walmart
41	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	971	13.76	PriceRite (Wakefern)	-	The Home Depot
42	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	85.9%	4,162	14.27	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
43	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	-	Dollar Tree, Savers	-
44	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,513	16.77	Price Chopper	Dick's Sporting Goods	-
45	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,782	17.85	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
46	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	97.0%	1,737	13.49	-	A.C. Moore, Christmas Tree Shops	-
47	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,463	17.38	-	LA Fitness, Marshalls	-
48	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	84.1%	1,159	10.98	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
49	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,070	13.73	Super Stop & Shop (Ahold)	Dollar Tree	Target
50	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	86.3%	4,095	20.04	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
51	North Dover Center	Dover	DE	Dover, DE	1989	191,974	81.9%	1,982	13.64	-	Kirkland's, Party City, Staples, T.J.Maxx	-
52	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	93.7%	3,652	18.09	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
53	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.3%	6,330	22.54	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
54	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.3%	3,394	14.55	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
55	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	87,283	91.2%	1,896	23.81	-	Broward County Library, CVS	-
56	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,454	94.1%	1,507	8.78	Publix	Big Lots, Planet Fitness, Tractor Supply	-
57	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.9%	1,712	11.18	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
58	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	848	9.72	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
59	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	89.3%	2,388	8.64	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	-
60	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,976	18.11	-	Best Buy, David's Bridal, Restoration Hardware, Urban Air Trampoline & Adventure Park	-
61	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,680	17.71	-	LA Fitness	-
62	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	97.0%	2,329	17.98	Walmart Neighborhood Market	Walgreens	-
63	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.0%	1,871	11.38	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
64	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,882	76.5%	1,775	21.11	Publix	-	-
65	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	340,528	68.6%	2,891	15.73	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
66	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	256,719	50.9%	2,261	17.29	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
67	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	44.7%	1,271	13.43	Publix	-	-
68	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,640	18.35	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
69	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	254,548	98.3%	4,650	19.64	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
70	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	99.1%	1,045	12.99	Publix	Zone Fitness Club	-
71	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	93.4%	925	11.20	Sedano's	Family Dollar	-
72	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,446	17.34	-	Burlington Stores, LA Fitness	Target
73	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,066	13.97	Publix	-	-
74	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,067	16.26	Lucky's Market	-	-
75	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	420,005	94.4%	9,711	25.25	-	Main Event, Regal Cinemas	-
76	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	750	12.15	Publix	-	-
77	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,884	95.8%	2,880	18.96	-	Coastal Care, Walgreens	-
78	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.0%	1,180	13.12	Publix	-	-
79	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	98.0%	2,375	8.12	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
80	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	81.8%	1,901	14.28	Publix	Fortis Institute, Walgreens	-
81	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,175	13.06	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
82	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	679	11.43	Winn-Dixie (Southeastern Grocers)	-	-
83	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	97.4%	785	20.44	SuperTarget*	The Zoo Health Club	-
84	Beneva Village Shoppes (4)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2019	140,075	96.8%	1,808	13.34	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
85	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,059	12.19	Publix	Big Lots, Crunch Fitness, HomeGoods	-
86	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	82.4%	1,449	13.43	Publix	Planet Fitness	-
87	Seminole Plaza (4)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2019	156,579	95.8%	1,246	8.31	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
88	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	98.0%	3,710	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
89	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.3%	1,953	18.54	Publix	CVS, Dollar Tree	-
90	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,629	17.30	Publix	Bealls Outlet, Pet Supermarket	-
91	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	97.6%	1,325	9.08	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
92	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	77.5%	743	8.97	-	Dollar Tree	-
93	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	83.5%	1,705	10.09	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
94	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	82.9%	1,612	12.85	Publix	Family Dollar, Flooring USA	-
95	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,281	12.23	Patel Brothers	Dollar Tree, LA Fitness	Walmart
96	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	90.9%	1,468	17.37	Publix	Rarehues	-
97	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	100.0%	1,408	15.66	-	Deal$, Ross Dress for Less, Lumber Liquidators	-
98	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	98.6%	2,271	15.79	Publix	Petco, T.J.Maxx, Ulta	-
99	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	948	7.35	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
100	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	625	6.54	Publix	Bealls Outlet	-
101	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,148	89.8%	2,382	15.15	Publix	JOANN, Planet Fitness	-
102	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	582	6.92	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	-
103	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	96.2%	5,142	20.20	-	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	-
104	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	833	6.06	-	Belk, Roses	-
105	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	93.0%	4,736	11.67	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
106	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	73.4%	1,151	7.55	-	At Home, Dollar Tree	-
107	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	543	8.20	Food Depot	Family Dollar	-
108	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	93.9%	1,099	14.81	Publix	-	-
109	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	708	8.50	Kroger	Planet Fitness	-
110	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	99.1%	2,280	13.43	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
111	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	745	6.82	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
112	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	95.4%	1,137	6.81	Ingles	Kmart	-
113	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	793	12.02	Publix	-	-
114	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	87.0%	1,109	13.43	Kroger	-	-
115	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	609	8.47	Food City	Family Dollar	-
116	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	783	11.09	Publix	-	-
117	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	86.8%	746	18.49	Kroger*	-	-
118	Westgate	Dublin	GA	Dublin, GA	2004	110,738	83.9%	596	6.68	-	Big Lots	The Home Depot
119	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,642	10.58	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
120	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.6%	1,169	10.07	Food Depot	Cinemark, Staples	-
121	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,420	11.06	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
122	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,374	14.34	Publix	-	-
123	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,306	13.93	Publix	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
124	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	53.5%	931	7.60	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
125	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	588	10.70	-	Marshalls	-
126	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.4%	1,118	10.70	Kroger	-	-
127	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	91.1%	1,882	13.40	Kroger	Kayhill's Sports Bar and Grill	-
128	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	569	8.85	Food Depot	-	-
129	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	998	11.00	-	PGA TOUR Superstore	-
130	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	62.8%	1,324	17.18	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
131	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,940	15.88	Kroger	-	-
132	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	99.1%	1,846	5.37	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
133	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	964	10.46	Kroger	-	-
134	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,507	6.36	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
135	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	95.7%	1,595	6.18	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
136	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	98.2%	3,450	17.61	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
137	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	2,001	14.33	-	XSport Fitness	Kohl's
138	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	269	5.34	Kroger	-	-
139	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,100	11.94	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
140	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.1%	4,189	14.95	-	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	-
141	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	79.5%	5,537	15.15	-	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
142	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	87.6%	2,520	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
143	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	59,409	74.4%	947	24.87	-	Walgreens	-
144	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (United Natural Foods Inc.)	-	-
145	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	87.3%	2,812	10.55	Tony's Finer Foods	Amber's Furniture, Big Lots, LA Fitness, Sears Outlet	Value City
146	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	82.1%	2,111	15.17	-	Best Buy, PetSmart, Stein Mart	-
147	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	95.5%	1,604	15.75	Sunset Foods	-	-
148	High Point Centre (4)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	50.2%	1,147	10.81	-	David's Bridal, JOANN, LA Fitness	-
149	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	94.9%	1,746	16.40	Jewel-Osco	Planet Fitness	-
150	Westridge Court (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,766	79.1%	6,780	13.18	-	Art Van Furniture, Big Lots, buybuy BABY, Cost Plus World Market, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
151	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	2,038	18.02	-	LA Fitness, Regal Cinemas	-
152	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	751	6.73	Hy-Vee	Eye Surgeons Associates	-
153	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,923	12.15	Walt's Fine Foods	Planet Fitness, Tile Shop	-
154	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	91.4%	1,132	9.47	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
155	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,591	11.56	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
156	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,894	17.66	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
157	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	250,448	97.5%	2,006	14.89	Walmart Supercenter*	JOANN, Staples	-
158	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	81.4%	750	8.61	Kroger	-	-
159	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	696	9.72	Save-A-Lot	Citi Trends	-
160	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	383	14.20	Walmart Supercenter*	Aaron's	-
161	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	74.0%	568	7.81	Kroger	-	-
162	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	596,072	83.9%	5,119	10.29	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
163	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,335	10.11	Pay Less (Kroger)	-	-
164	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.1%	1,457	10.01	Hy-Vee	-	-
165	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	95.5%	1,875	14.61	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
166	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,057	8.10	-	At Home, Staples	-
167	Florence Plaza - Florence Square (3)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	91.0%	7,079	14.81	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Home Goods, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
168	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,841	9.77	-	King Pin Lanes, Louisville Athletic Club	-
169	London Marketplace	London	KY	London, KY	1994	169,032	65.4%	973	8.80	Kroger	Goody's, Kohl's	-
170	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	2,002	11.44	Kroger	Petco	-
171	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	93.7%	1,551	10.82	Kroger	Annie's Attic	-
172	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.5%	1,863	12.15	Kroger Marketplace	-	-
173	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	94.9%	1,272	8.22	-	Big Lots, Books-A-Million, Office Depot	-
174	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	314	3.55	Super 1 Foods	dd's Discounts (Ross)	-
175	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	69.6%	777	6.64	Super 1 Foods	Ollie's Bargain Outlet	-
176	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	97.6%	951	7.46	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	-
177	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,559	100.0%	2,307	29.00	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
178	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,603	12.35	Super Stop & Shop (Ahold)	JOANN, Ocean State Job Lot	-
179	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	97.9%	3,222	11.78	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
180	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	237	15.28	Hannaford Bros. (Delhaize)*	-	Walmart
181	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,294	16.58	Shaw's (Albertsons)	Rainbow	-
182	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	95.5%	2,226	12.76	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
183	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,945	21.13	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
184	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,186	12.26	-	Ocean State Job Lot, Staples, T.J.Maxx	-
185	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	67.0%	1,912	27.98	Super Stop & Shop (Ahold)	Citi Trends	-
186	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,777	19.25	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
187	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	781	30.59	-	-	-
188	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,032	10.59	Giant Food (Ahold)	JOANN, Kmart, Peebles	-
189	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.7%	1,900	20.55	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
190	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,587	17.17	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
191	Maple Village (4)	Ann Arbor	MI	Ann Arbor, MI	2019	290,467	90.7%	4,157	15.78	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
192	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,011	11.84	Busch’s Fresh Food Market	Ace Hardware	-
193	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	825	10.43	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
194	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	83.2%	1,770	13.24	VG's Food (SpartanNash)	Dunham's Sports, Glik's	-
195	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	592	7.58	D&W Fresh Market (SpartanNash)	-	-
196	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	84.6%	1,442	9.15	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
197	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,592	96.3%	1,570	16.10	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
198	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,941	79.7%	2,228	10.25	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree	-
199	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,646	18.76	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
200	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,892	10.24	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
201	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,005	89.9%	1,515	15.41	Kroger	Planet Fitness, Rite Aid	-
202	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	93.8%	1,110	11.63	-	Party City, Planet Fitness	Burlington Stores
203	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	985	9.70	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
204	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Trampoline & Adventure Park	-
205	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.3%	1,343	10.96	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
206	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	858	7.23	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
207	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.7%	2,149	17.60	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
208	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.3%	2,218	12.33	-	Best Buy, David's Bridal, Dunham's Sports, JOANN, T.J.Maxx	-
209	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,980	11.11	Cub Foods (Jerry's Foods)	OfficeMax	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
210	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,049	100.0%	1,591	18.07	Cub Foods (United Natural Foods Inc.)*	-	-
211	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,144	11.43	-	Marshalls, Michaels	-
212	Roseville Center (4)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2019	71,379	87.8%	874	18.68	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
213	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,518	98.2%	1,826	16.23	Fresh Thyme Farmers Market	Marshalls	-
214	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,491	12.38	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
215	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	91.7%	783	11.68	Festival Foods	Dollar Tree	-
216	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	98.0%	1,729	13.15	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
217	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.8%	771	5.87	Price Chopper	-	-
218	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.2%	1,393	8.69	Price Chopper	Ace Hardware	-
219	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	978	8.58	Price Chopper	-	-
220	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	431	6.43	Shcnuck's	-	-
221	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
222	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,533	91.5%	3,624	14.07	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
223	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	91.4%	1,897	8.91	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
224	Macon Plaza	Franklin	NC	-	2001	92,787	100.0%	540	10.67	BI-LO (Southeastern Grocers)	Peebles	-
225	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	96.1%	2,045	12.38	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
226	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.5%	3,204	13.47	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
227	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	89.1%	5,114	14.12	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow, Ross Dress for Less	Target
228	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.0%	2,985	13.61	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
229	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,668	9.56	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
230	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,079	4.31	Walmart Supercenter	Dollar Tree	-
231	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	74.8%	510	7.29	-	Big Lots, Harbor Freight Tools	-
232	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,396	15.30	-	Person County Health & Human Services	-
233	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,050	11.59	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
234	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.4%	2,200	6.51	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
235	Anson Station	Wadesboro	NC	-	1988	132,353	64.2%	573	6.75	-	Peebles, Tractor Supply Co.	-
236	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	94.0%	1,766	13.45	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
237	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,656	15.54	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
238	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,179	14.74	Harris Teeter (Kroger)	-	-
239	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	89.0%	2,919	12.55	Super Compare Foods	Citi Trends, Modern Home, Office Depot	-
240	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
241	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	94.7%	2,050	23.80	-	Bed Bath & Beyond, Boston Interiors, Walmart	-
242	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,060	11.53	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
243	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,337	19.62	-	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
244	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	74.7%	398	6.08	-	JOANN, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
245	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,439	9.79	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	-
246	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	65.7%	1,136	7.63	-	At Home, Planet Fitness	-
247	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	96.8%	4,542	23.13	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
248	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
249	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,198	9.11	-	Kmart, LA Fitness, Staples	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
250	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	150,919	100.0%	1,370	9.08	-	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness, Urban Air Trampoline & Adventure Park	-
251	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.8%	1,505	13.17	Super Stop & Shop (Ahold)	-	-
252	Marlton Crossing (4)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	332,196	99.0%	6,325	19.23	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
253	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,650	20.65	ShopRite	Petco, Rite Aid	-
254	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,101	32.17	ShopRite	-	-
255	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	100.0%	3,843	15.61	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
256	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,073	19.26	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
257	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	96.7%	1,539	11.35	ShopRite*	Peebles, PetSmart, Planet Fitness	-
258	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,356	18.90	ShopRite	Pier 1 Imports, Staples	-
259	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
260	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,370	16.75	Acme (Albertsons)*	Dollar Tree, Jersey Strong	-
261	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	90.5%	3,235	16.52	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
262	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,736	30.50	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
263	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	122,626	100.0%	1,713	13.97	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
264	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,435	21.27	Acme (Albertsons)	True Value	-
265	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,544	25.42	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
266	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.2%	1,894	26.23	Wild by Nature Market*, Stop & Shop*	Ace Hardware	Rite Aid
267	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,004	15.91	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
268	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,863	36.63	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx	-
269	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,719	9.88	-	Big Lots, JOANN, Party City, Rite Aid, True Value	-
270	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,503	20.82	Key Food Marketplace	T.J.Maxx	-
271	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	582	34.24	Trader Joe's	-	-
272	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	84.0%	1,287	25.06	KolSave Market*	Advance Auto Parts, Planet Fitness	-
273	Mamaroneck Centre (4)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2019	27,727	100.0%	1,007	36.32	North Shore Farms	CVS	-
274	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,781	13.71	Super Stop & Shop (Ahold)	Planet Fitness, Savers	-
275	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.9%	2,120	10.86	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
276	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,964	16.10	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
277	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,542	98.7%	6,660	26.71	A Matter of Health	Barnes & Noble, Charlotte Russe, Marshalls, Modell's Sporting Goods, Petco	-
278	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	38,395	87.0%	1,285	38.46	-	Harmon Discount	-
279	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,678	22.41	-	Dollar Tree, HomeGoods	-
280	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,847	18.63	Best Market	CVS, T.J.Maxx	-
281	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
282	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,112	26.71	-	HomeGoods, Rite Aid	-
283	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	83.0%	1,301	21.65	Price Chopper	Family Dollar	-
284	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	97.6%	3,156	18.43	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
285	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,824	11.53	-	Olum's Furniture & Appliances, Rite Aid, Staples	-
286	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
287	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
288	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	97.3%	4,868	17.06	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
289	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
290	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	97.3%	2,513	29.19	H-Mart	-	-
291	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	98.8%	2,037	14.39	Giant Eagle	-	The Home Depot

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
292	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,482	10.76	Giant Eagle, Marc's	-	-
293	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	92.3%	2,333	17.45	Kroger	Petco, Planet Fitness, Rainbow	-
294	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,459	9.09	Kroger	Pet Supplies Plus	-
295	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	96.7%	3,467	14.21	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
296	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	62.6%	3,395	18.01	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
297	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	96.3%	1,046	30.54	Kroger	-	-
298	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.0%	1,301	9.87	Kroger	Dollar Tree, Planet Fitness	-
299	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,183	11.41	Kroger	-	-
300	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	164	10.31	Kroger*	-	-
301	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.7%	4,453	14.11	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
302	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	7,137	10.62	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
303	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
304	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,203	25.90	Kroger	Marshalls	-
305	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.1%	1,202	9.37	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
306	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	93.9%	611	7.28	Giant Eagle	-	Lowe's, Target
307	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	2,031	13.64	Kroger	Big Lots, Harbor Freight Tools	-
308	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,900	10.17	-	Basset Home Furnishings, Conn's, David's Bridal, Boot Barn, PetSmart	Best Buy
309	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	93.1%	2,486	19.00	Giant Food (Ahold)	CVS, Dollar Tree	-
310	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	258,818	83.0%	1,993	9.37	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival	-
311	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	780	11.08	Redner's Warehouse Market	-	Premiere Storage
312	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,953	10.88	Giant Eagle	Walmart	-
313	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	92.1%	3,736	13.85	Giant Food (Ahold)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	-
314	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	89.5%	2,305	9.11	-	Ollie's Bargain Outlet	-
315	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	423	12.48	-	-	-
316	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.9%	2,479	19.20	Giant Food (Ahold)	Wine & Spirits Shoppe	-
317	Collegeville Shopping Center (4)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	110,696	72.9%	1,238	15.35	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
318	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	1,928	25.90	Giant Food (Ahold)	Wine & Spirits Shoppe	-
319	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,098	10.45	-	Chuck E. Cheese's, Mealey's Furniture	-
320	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	93.8%	3,248	18.08	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
321	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,505	14.86	-	Kohl's, Marshalls, Regal Cinemas	-
322	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,308	17.39	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
323	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,076	8.00	-	Big Lots, Ollie's Bargain Outlet	-
324	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,346	12.61	Giant Food (Ahold)	-	-
325	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.9%	986	19.47	Weis Markets*	-	-
326	Village at Newtown (4)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	186,422	91.3%	5,025	29.86	McCaffrey's	Pier 1 Imports	-
327	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,679	25.19	-	Dollar Tree, Target, Wine & Spirits	-
328	Roosevelt Mall (4)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	583,063	98.0%	8,794	34.06	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
329	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.9%	1,312	7.82	Redner's Warehouse Market	French Creek Outfitters, Staples	-
330	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,521	10.52	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
331	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	419	10.05	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
332	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,649	16.69	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
333	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	776	12.54	Musser's Markets	Dollar Tree	Kmart
334	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	93.4%	3,411	11.59	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
335	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,340	33.22	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
336	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.4%	2,362	15.16	Kroger	Stein Mart	-
337	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,573	19.12	BI-LO (Southeastern Grocers)	-	-
338	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	877	13.85	BI-LO (Southeastern Grocers)	-	-
339	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	98.1%	1,555	9.26	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
340	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	88.4%	2,628	9.25	-	Gold's Gym, New Spring Church, Sears Outlet	-
341	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.8%	2,047	15.81	-	Ross Dress for Less, T.J.Maxx	Target
342	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	358,040	92.1%	3,957	12.61	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
343	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	558	11.00	Food Lion (Delhaize)	-	-
344	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.5%	2,810	10.86	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
345	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.5%	3,757	11.39	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness	-
346	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	223,564	93.8%	1,746	8.42	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
347	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Trampoline & Adventure Park	-
348	The Commons at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	90.3%	8,713	14.91	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
349	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	89.5%	1,254	12.28	Kroger	Aaron's	-
350	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,076	12.63	Kroger	-	Walgreens
351	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.0%	1,288	7.20	Walmart Supercenter	Dollar Tree	-
352	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,230	6.17	Walmart Supercenter	Goody's	-
353	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	372	7.98	-	Bealls (Stage Stores), Family Dollar	-
354	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	97.0%	1,825	11.49	Big Bazar Grocery	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
355	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	979	11.19	-	24 Hour Fitness	-
356	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	688	9.60	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
357	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
358	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,015	8.21	-	Tops Printing	-
359	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	86.7%	2,745	18.38	-	Dollar Tree, Party City, Spec's Liquors	Kohl's
360	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	95.7%	1,298	27.33	Kroger	CVS	-
361	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	82.7%	742	10.67	-	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning	-
362	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	546	8.63	-	Family Dollar	-
363	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	505	15.26	-	Family Dollar	-
364	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	461	10.13	-	Big Lots, O'Reilly Auto Parts	-
365	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,167	11.23	El Rio Grande Latin Market	Family Dollar	-
366	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2019	536,064	95.0%	5,657	13.18	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, LA Fitness, Maya Cinema, Ross Dress for Less	-
367	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	92.8%	991	9.03	Food Town	Burkes Outlet, Walgreens	-
368	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	731	10.62	Albertsons	-	Anytime Fitness
369	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.0%	15,825	21.02	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
370	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	409	5.87	Foodland Markets	Family Dollar, Hi Style Fashion	-
371	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,972	11.91	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
372	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	91.2%	3,573	19.84	Tom Thumb (Albertsons)	DSW	-
373	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,103	12.65	Truong Nguyen Grocer	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
374	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	270	7.36	-	Dollar Tree, Texas Bingo	-
375	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	72.2%	828	11.55	-	Painted Tree Marketplace	-
376	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	96.0%	739	10.74	Kroger	-	-
377	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	994	29.37	Kroger	-	-
378	Braes Heights (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	92,904	92.0%	2,308	27.01	-	CVS, Imagination Toys, I W Marks Jewelers	-
379	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	430	10.77	-	-	-
380	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	610	6.79	Food Town	-	-
381	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	80.2%	677	11.86	El Ahorro Supermarket	Melrose Fashions	-
382	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,507	16.22	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
383	Hearthstone Corners (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.6%	1,708	8.59	El Rancho	Big Lots, Conn's, Stein Mart	-
384	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	62,665	96.7%	734	12.12	-	24 Hour Fitness	-
385	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	70.1%	875	11.23	-	Fitness Connection	-
386	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,380	8.17	-	Big Lots, Hobby Lobby	-
387	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	97,369	99.4%	784	8.10	Foodarama	Burke's Outlet	-
388	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.7%	3,427	14.24	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
389	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	233	7.12	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
390	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.6%	2,824	14.00	Sellers Bros.	Conn's, Office Depot	-
391	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	81.4%	2,046	13.40	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
392	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,834	10.55	-	24 Hour Fitness, Floor & Décor	-
393	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	912	13.66	-	Family Dollar, Houston Community College	-
394	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,265	23.70	H-E-B	-	-
395	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	97.3%	1,238	15.34	ALDI	Dollar Tree, Party City, Salon In The Park	-
396	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	89.8%	2,056	9.49	Fiesta Mart	King Dollar, Marshalls	-
397	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	100.0%	2,569	11.20	-	Hobby Lobby, Palais Royal, Stein Mart	-
398	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	371	6.79	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
399	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	960	7.38	Super 1 Foods	Harbor Freight Tools, PetSense	-
400	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,241	13.77	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
401	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,984	15.33	Kroger	LA Fitness	-
402	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	92.0%	2,063	12.37	Kroger	Burkes Outlet	-
403	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,144	7.73	Kroger	Harbor Freight Tools, Walgreens	-
404	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	137,658	83.0%	2,678	24.62	Central Market (H-E-B)	-	-
405	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	86.7%	5,917	25.27	-	Gap Factory Store, Infinite Bounds Gymnastics	-
406	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,285	10.78	El Rancho	Palais Royal	-
407	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,514	79.9%	1,660	9.37	Kroger	Conn's, Planet Fitness	-
408	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,156	27.51	-	-	-
409	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	94.7%	738	16.60	ALDI	Planet Fitness, Walgreens	-
410	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,745	15.42	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
411	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,158	9.16	Weis Markets	Mountain Run Bowling, Tractor Supply Co.	-
412	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	136,680	99.3%	2,000	14.74	-	Gold's Gym, Hobby Lobby	Kohl's
413	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,276	15.54	-	2nd & Charles, Chuck E. Cheese's	-
414	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,198	13.57	Kroger	Hamrick's	-
415	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,462	9.23	-	Dollar Tree, Kohl's, PetSmart	-
416	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,344	8.24	Kroger	Big Lots, Dollar Tree	-
417	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,645	20.81	Trader Joe's	Kirkland’s, PetSmart, Ulta	-
418	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.6%	1,158	7.74	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
419	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.4%	1,988	9.00	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
420	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,115	8.49	-	T.J.Maxx	-
421	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,454	86.9%	3,130	16.42	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
422	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.7%	990	10.20	Pick 'n Save (Kroger)	-	-
423	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	95.2%	1,384	7.15	-	Hobby Lobby, Kohl's	ShopKo
424	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,284	7.42	Kroger	Big Lots, Dunham's Sports, Peebles	-
425	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					73,673,124	91.9%	$887,743	$14.10
(1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements
(2) * Indicates grocer is not owned
(3) Property is listed as two individual properties on Company website for marketing purposes
(4) Indicates property is currently in redevelopment